UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2008

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-50908                    20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

461 Fifth Avenue, 25th Floor, New York, New York                    10017
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 1, 2008, the board of directors of Rand Logistics, Inc. (the "Registrant") unanimously appointed Michael D. Lundin as a director of the Registrant. Mr. Lundin will serve as a Class I director, with his term of office expiring at the Registrant's annual meeting in 2010 and until his successor shall have been elected and qualified.

ITEM 8.01. OTHER EVENTS.

On April 2, 2008, the Registrant issued the press release attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

99.1    Press Release, dated April 2, 2008

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RAND LOGISTICS, INC.


Date: April 2, 2008                   By: /s/ Laurence S. Levy
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                                          Name:  Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                          Executive Officer